                                   SCHEDULE 14A
                                  (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of the
                            Securities Exchange Act of 1934


Filed by the Registrant /X/
Filed by a Party other than the Registrant  / /
Check the appropriate box:

/ / Preliminary Proxy Statement                / /   Confidential, For Use of the Commission Only (as
                                                     permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) on Rule 14a-12


                            Todhunter International, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of Filing Fee   (Check appropriate box:)

/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies: N/A
--------------------------------------------------------------------------------

(2)   Aggregate number of securities to which transaction applies: N/A
--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
--------------------------------------------------------------------------------

(4)   Proposed maximum aggregate value of transaction: N/A
--------------------------------------------------------------------------------

(5)   Total fee paid: N/A
--------------------------------------------------------------------------------

/ /   Fee paid previously with preliminary materials:
--------------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing and registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:
--------------------------------------------------------------------------------

(2)   Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

     (3)   Filing Party:
--------------------------------------------------------------------------------

     (4)   Date Filed:
--------------------------------------------------------------------------------

                              TODHUNTER INTERNATIONAL, INC.

                        222 LAKEVIEW AVENUE, SUITE 1500
              [LOGO]
                         WEST PALM BEACH, FLORIDA 33401

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 13, 1997

                            ------------------------

    NOTICE IS HEREBY GIVEN that the annual meeting of the Stockholders of Todhunter International, Inc., a Delaware corporation (the "Company"), will be held at The Breakers, One South County Road, Palm Beach, Florida 33480 on Tuesday, May 13, 1997 at 11:00 a.m., Eastern Standard Time, for the following purposes:

    1. To  elect two (2) Class  II Directors to hold office  for a term of three
       (3) years and until their successors have been elected and qualified; and

    2. To act upon such other matters as may properly come before the meeting or any postponements or adjournments thereof.

    Only stockholders of record at the close of business on March 21, 1997 shall be entitled to notice of, and to vote at, the meeting or any postponements or adjournments thereof.

                                          By Order of the Board of Directors

                                          TROY EDWARDS
                                          SECRETARY

West Palm Beach, Florida
March 26, 1997

                              TODHUNTER INTERNATIONAL, INC.

                              222 LAKEVIEW AVENUE
              [LOGO]
                                   SUITE 1500
                         WEST PALM BEACH, FLORIDA 33401

                            ------------------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 13, 1997

                            ------------------------

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors and management of Todhunter International, Inc., a Delaware corporation (the "Company"), of proxies for use at the annual meeting of Stockholders (the "1997 Annual Meeting") to be held at The Breakers, One South County Road, Palm Beach, Florida 33480 on Tuesday, May 13, 1997, at 11:00 a.m., Eastern Standard Time, or at any and all postponements or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.

    This Proxy Statement, Notice of Annual Meeting and accompanying proxy card are first being mailed to stockholders on or about March 26, 1997.

    Only stockholders of record at the close of business on March 21, 1997, will be entitled to notice of the 1997 Annual Meeting and to vote the shares of common stock of the Company, par value $.01 per share ("Common Stock"), held by them on such date at the 1997 Annual Meeting or any and all postponements or adjournments thereof. As of March 21, 1997, 4,949,714 shares of Common Stock were outstanding and entitled to vote at the 1997 Annual Meeting.

    Each share of Common Stock entitles the holder thereof to cast one vote on each matter to be voted upon at the 1997 Annual Meeting. A majority of the outstanding shares will constitute a quorum at the meeting. Abstentions and broker non-votes are counted only for purposes of determining the presence or absence of a quorum for the transaction of business and are not counted for purposes of electing directors in accordance with Proposal One. None of the actions to be voted upon at the 1997 Annual Meeting shall create dissenters' rights under the Delaware General Corporation Law.

    If the accompanying proxy card is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying proxy card will vote FOR the Board of Directors' nominees as directors and as recommended by the Board of Directors with regard to all other matters as may properly come before the 1997 Annual Meeting or, if no such recommendation is given, in their own discretion. Each such proxy granted may be revoked by the stockholder giving such proxy at any time before it is exercised by filing with the Secretary of the Company a revoking instrument or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the proxy attends the 1997 Annual Meeting in person and so requests. Attendance at the 1997 Annual Meeting will not, in itself, constitute revocation of the proxy.

    The cost of soliciting proxies in the form enclosed herewith will be borne by the Company. In addition to the solicitation of proxies by mail, the Company, through its directors, officers, employees and agents, may also solicit proxies personally or by telephone. Only independent third party agents not otherwise affiliated with the Company will be specifically compensated for such solicitation activities. The Company will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

    The presence at the 1997 Annual Meeting, in person or by proxy, of a majority of the shares of Common Stock outstanding as of March 21, 1997, will constitute a quorum.

         PRINCIPAL STOCKHOLDERS AND BENEFICIAL OWNERSHIP OF MANAGEMENT

    The following tables set forth the number of shares and percentage of the Company's Common Stock beneficially owned as of March 21, 1997 by (i) owners of five percent or more of the Common Stock, (ii) each director and certain executive officers of the Company, and (iii) all executive officers and directors of the Company as a group.

                                                                              NUMBER        PERCENTAGE
NAME OF EXECUTIVE OFFICER OR DIRECTOR (1)                                    OF SHARES         OWNED
------------------------------------------------------------------------  ---------------  -------------
A. Kenneth Pincourt, Jr.................................................     2,183,678(2)        43.6%
Arnold R. Beinstein (3).................................................         1,000           *
Jay S. Maltby...........................................................        21,000(4)        *
Thomas A. Valdes........................................................         8,500(5)        *
D. Chris Mitchell.......................................................        36,900(6)        *
Joseph A. Loveland, Jr..................................................             0              0
W. Gregory Robertson....................................................         2,500           *
Leonard G. Rogers.......................................................         1,000           *
All executive officers and directors as a group (10 persons)............     2,336,478(7)        45.4%


                          NAME AND ADDRESS OF
                        OTHER BENEFICIAL OWNERS
------------------------------------------------------------------------
Robert Fleming Inc. ....................................................       245,000(8)         5.0%
 1285 Avenue of the Americas
 New York, N.Y. 10069
Heartland Advisors, Inc. ...............................................       518,000(9)        10.5%
 790 North Milwaukee Street
 Milwaukee, WI 53202
The Killen Group, Inc. .................................................       300,840(10)        6.1%
 1199 Lancaster Avenue
 Berwyn, PA 19312
Dimensional Fund Advisors Inc. .........................................       247,800(11)        5.0%
 1299 Ocean Avenue, 11th Floor
 Santa Monica, CA 90401

------------------------
 *  Less than 1%

(1) Except as described in (2), (4), (5), (6) and (7) below, each person listed above has sole voting power and sole investment power with respect to the shares owned by such person.

(2) Includes (i) 1,943,985 shares of which Mr. Pincourt has sole and direct voting and dispositive power, (ii) 179,693 shares of which Mr. Pincourt has sole voting and dispositive power as trustee for the benefit of his sister, Ferne Pincourt, pursuant to a Revocable Trust Agreement, dated April 7, 1992; and (iii) 60,000 shares that may be acquired within 60 days of March 21, 1997 upon the exercise of outstanding options under the Company's 1992 Employee Stock Option Plan, as amended (the "Option Plan").

(3) Mr. Beinstein resigned as Vice Chairman of the Board as of December 11, 1996 for health reasons.

(4) Includes an aggregate of 20,000 shares that may be acquired within 60 days of March 21, 1997 upon the exercise of outstanding options under the Option Plan.

(5) Includes an aggregate of 7,500 shares that may be acquired within 60 days of March 21, 1997 upon the exercise of outstanding options under the Option Plan.

(6) Includes an aggregate of 32,500 shares that may be acquired within 60 days of March 21, 1997 upon the exercise of outstanding options under the Option Plan.

(7) Includes (i) an aggregate of 120,000 shares that may be acquired within 60 days of March 21, 1997 by the persons listed in the table set forth above upon exercise of outstanding options under the

    Option Plan; and (ii) an aggregate of 79,000 shares that may be acquired within 60 days of March 21, 1997 by persons not listed in the table set forth above upon exercise of outstanding options under the Option Plan.

(8) Based upon Schedule 13G of Robert Fleming Inc., with respect to shares of the Company's Common Stock, received by the Company, which Schedule discloses such stock ownership as of December 31, 1996. The Schedule further reports shared voting and dispositive power as to 245,000 of the shares.

(9) Based upon Schedule 13G of Heartland Advisors, Inc., with respect to shares of the Company's Common Stock, received by the Company, which Schedule discloses such stock ownership as of February 12, 1997. The Schedule further reports sole voting power as to 490,000 shares and sole dispositive power as to 518,000 shares.

(10)Based upon Schedule 13G of the Killen Group, Inc., with respect to shares of the Company's Common Stock, received by the Company, which schedule discloses such stock ownership as of February 14, 1997. The schedule further reports sole voting power as to 148,350 shares and dispositive power as to 300,840 shares.

(11)Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 247,800 shares of the Company's stock as of December 31, 1996, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and any persons who beneficially own ten percent or more of the Company's Common Stock, to file with the Securities and Exchange Commission (the "Commission") initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock. Such persons are required by regulations of the Commission to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely upon on a review of (i) copies of Section 16(a) filings received by the Company during or with respect to the 1996 fiscal year and (ii) certain written representations of its officers and directors with respect to the filing of annual reports of changes in beneficial ownership on Form 5, the Company believes that each filing required to be made pursuant to Section 16(a) of the Exchange Act during the 1996 fiscal year and for prior fiscal years has been filed in a timely manner.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

    The following table sets forth information with respect to the continuing directors, director nominees and executive officers of the Company.

             NAME                  AGE                  POSITION OR OFFICE HELD
------------------------------     ---     --------------------------------------------------
A. Kenneth Pincourt, Jr.           65      Chairman of the Board and Chief Executive Officer
Jay S. Maltby                      46      President, Chief Operating Officer and Director
Thomas A. Valdes                   54      Executive Vice President, Assistant Secretary and
                                            Director
D. Chris Mitchell                  47      Senior Vice President -- Sales and Director
Troy Edwards                       58      Secretary, Treasurer, Controller and Chief
                                            Financial Officer
Ousik Yu                           44      Senior Vice President -- Manufacturing
W. Gregory Robertson               53      Director
Leonard G. Rogers                  67      Director

    In accordance with Article V of the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation"), the Board of Directors of the Company is divided into three classes, designated Class I, Class II and Class III. On March 24, 1997, pursuant to Article VI of the Certificate of Incorporation and the Bylaws, the Board of Directors decreased the number of directors from seven to six. Messrs. Rogers and Pincourt currently serve as Class II and III directors, respectively, and have been nominated for election as Class II directors at the 1997 Annual Meeting. Joseph A. Loveland, Jr. is currently a Class II director but has not been nominated for re-election by the Board of Directors.

    Although Mr. Pincourt is currently a Class III director, the Board of Directors has moved Mr. Pincourt to Class II in an effort to equalize the number of directors in each class as a result of the Company's decision not to nominate Mr. Loveland for re-election. If elected, Messrs. Pincourt and Rogers will serve as Class II directors until the 2000 Annual Meeting. Messrs. Maltby and Mitchell currently serve as Class III directors until the 1998 Annual Meeting and Messrs. Valdes and Robertson currently serve as Class I directors until the 1999 Annual Meeting.

    Messrs. Rogers and Pincourt have consented to serve on the Board and the Board has no reason to believe that they will not serve if elected, but if either of them should become unavailable to serve as a director, and if the Board shall have designated a substitute nominee or nominees, the persons named as proxies will vote for the substitute nominee or nominees designated by the Board.

    Messrs. Rogers and Pincourt must be elected by a plurality of the votes cast at the 1997 Annual Meeting.

NOMINEES AS CLASS II DIRECTORS

    The biographies set forth below are submitted for consideration regarding the nomination of each of Messrs. Rogers and Pincourt for election as a director.

    LEONARD G. ROGERS -- Mr. Rogers joined the Company as a director in 1992. He was Chairman of the Board of the Company from 1974 to 1985 and since 1985 has been a private investor. From 1969 to 1974, Mr. Rogers was Senior Vice President -- Consumer Products Division for Gulf & Western Industries. He is presently retired.

    A. KENNETH PINCOURT, JR. -- Mr. Pincourt founded the Company in 1964 and has been its Chief Executive Officer and a director since its inception and Chairman of the Board since 1985. Mr. Pincourt also was President of the Company from inception until January 1995, at which time Jay S. Maltby became President.

CONTINUING CLASS I DIRECTORS

    W. GREGORY ROBERTSON -- Mr. Robertson joined the Company as a director on September 27, 1995. In 1989, Mr. Robertson founded TM Capital Corp., a private New York City-based investment banking firm. Prior to founding TM Capital Corp., Mr. Robertson was an Executive Vice President and director of Thomson McKinnon Securities Inc., where he headed the firm's investment banking and public finance activities. Mr. Robertson is also a director of Vicon Industries, Inc. of Melville, New York (CCTV systems and components).

    THOMAS A. VALDES -- Mr. Valdes joined the Company in July 1995 as Executive Vice President. Mr. Valdes was appointed as a director on December 16, 1996 to replace Mr. Arnold R. Beinstein who resigned as of December 11, 1996 for health reasons. Prior to joining the Company, Mr. Valdes held various executive positions with Bacardi Imports, Ltd. since 1979, the latest of which was Vice President of Marketing and Operations.

CONTINUING CLASS III DIRECTORS

    JAY S. MALTBY -- Mr. Maltby joined the Company in January 1995 as President, Chief Operating Officer and a director. Prior to joining the Company, he served in various executive capacities with Bacardi Imports, Ltd. since 1978. In 1993 Mr. Maltby became a member of Bacardi's Executive Committee and Vice President of Finance and Operations.

    D. CHRIS MITCHELL -- Mr. Mitchell joined the Company in 1984 as manager of the Company's bottling operations. Mr. Mitchell was promoted to Vice President -- Sales in 1989 and appointed as Senior Vice President in January 1994. Mr. Mitchell has been a director of the Company since 1991. Prior to joining the Company, Mr. Mitchell was general manager of bottling operations for United States Distilled Products from 1980 to 1984.

EXECUTIVE OFFICERS

    Certain information relating to each executive officer of the Company (other than those set forth above) is set forth below.

    TROY EDWARDS -- Mr. Edwards joined the Company in 1980, has served as Treasurer, Controller and Assistant Secretary since that time, and was promoted to Chief Financial Officer in 1992. In February 1997, Mr. Edwards was appointed as Secretary of the Company. Prior to joining the Company, Mr. Edwards served as Vice President of Administrative and Financial Services for New South Manufacturing Company, a private label industrial chemical products concern.

    OUSIK YU -- Mr. Yu joined the Company in March 1990 and has served as Vice President -- Bottling Operations since that time until his appointment as Senior Vice President -- Beverage Division in January 1994. In 1996, Mr. Yu was appointed as Senior Vice President -- Manufacturing. From 1986 to 1989, Mr. Yu was employed by Brown-Forman Corporation, most recently as manager of packaging/process engineering. Prior thereto from 1981 to 1986, he was employed in plant engineering by The Stroh's Brewery Company.

BOARD OF DIRECTORS COMPENSATION; MEETINGS; COMMITTEES

    COMPENSATION

    Each non-employee director of the Company receives $20,000 per year and is reimbursed for out-of-pocket expenses incurred in attending meetings.

    MEETINGS

    The Board of Directors of the Company held a total of four meetings during fiscal year 1996. Each incumbent director, except for Mr. Rogers, attended at least 75% of the aggregate number of Board of Directors and committee meetings held during fiscal year 1996 during the period in which each such individual was a director of the Company and served on such committee.

    COMMITTEES

    The Board of Directors has an Audit Committee and a Compensation and Stock Option Committee. The Board does not have a standing Nominating Committee.

AUDIT COMMITTEE

    The Audit Committee: (i) recommends to the Board of Directors the engagement of independent auditors; (ii) reviews the Corporation's policies and procedures on maintaining its accounting records and the adequacy of its internal controls;
(iii) reviews management's implementation of recommendations made by the independent auditors and internal auditors; (iv) considers and approves the range of audit and non-audit services performed by independent auditors and fees for such services; and (v) reviews and approves of all transactions between the Company and any of its officers, directors or other affiliates. The present members of the Audit Committee are Messrs. Robertson and Rogers. The Audit Committee held two meetings during fiscal 1996.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation and Stock Option Committee of the Board of Directors was established to determine the cash and other incentive compensation, if any, to be paid to the Company's executive officers. The Compensation and Stock Option Committee is also responsible for the administration of and awards under the Option Plan. This Committee currently consists of Messrs. Robertson, who joined the Committee in September 1995, and Rogers. The Compensation and Stock Option Committee was established in August 1992, in anticipation of the Company's October 1992 initial public offering. No executive officer of the Company serves as an officer, director or member of a compensation committee of any other entity, an executive officer or director of which is a member of the Compensation and Stock Option Committee of the Company. The Compensation and Stock Option Committee met twice during fiscal 1996.

    The policies of the Compensation and Stock Option Committee in making executive compensation decisions for fiscal 1994, 1995 and 1996 are consistent with those of the Board of Directors applicable for fiscal 1992, when the Company was privately held, recognizing that the Company is now publicly-owned. Each member abstains from any vote regarding any compensation to be paid by the Company to such member.

    As disclosed above, Mr. Pincourt is the Chairman of the Board, the Chief Executive Officer, and a principal stockholder of the Company. Mr. Pincourt has from time to time borrowed funds from the Company on a revolving loan basis during the fiscal year ended September 30, 1996. The largest amount of principal outstanding at any time during such period was $294,750. The outstanding principal under this loan bears interest at a rate equal to the prime rate as announced from time to time by the Company's principal lender at the time such indebtedness is incurred. All of such indebtedness was repaid in full and, as of the close of such fiscal year, no indebtedness was outstanding. Under the terms of the Company's long-term debt, principal amounts of such borrowings may not exceed $300,000 in the aggregate.

    In addition, during fiscal 1996, the Company paid, on Mr. Maltby's behalf, $15,285 for whole-life insurance premiums, which amount was subsequently repaid by Mr. Maltby.

    Management believes that all of the transactions set forth above have been on terms no less favorable to the Company than could have been obtained from unaffiliated third parties in arms-length transactions under similar circumstances. All transactions during fiscal 1996 and any future transactions between the Company and any of its officers, directors or other affiliates are subject to review and approval by the Company's Audit Committee.

                             EXECUTIVE COMPENSATION

    The following table sets forth information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended September 30, 1996, 1995 and 1994, of those persons who were, for the fiscal year ended September 30, 1996 (i) the Chief Executive Officer and
(ii) the other four most highly compensated executive officers of the Company.

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG TERM
                                                                                     COMPENSATION
                                                                                     -------------
                                                      ANNUAL COMPENSATION (1)         OPTIONS (3)
                                                -----------------------------------   (NUMBER OF       ALL OTHER
NAME AND PRINCIPAL POSITION                       YEAR       SALARY      BONUS (2)     OPTIONS)     COMPENSATION (4)
----------------------------------------------  ---------  -----------  -----------  -------------  ----------------
A. Kenneth Pincourt, Jr. .....................       1996  $   314,734  $   110,000       --         $    46,256(5)
 Chairman of the Board and Chief Executive           1995      309,397       65,000       --              13,656
 Officer                                             1994      248,925      130,000        60,000         22,927
Arnold R. Beinstein(7) .......................       1996      160,605       33,000       --              13,884
 Vice Chairman of the Board                          1995      255,771       55,000       --              13,656
                                                     1994      200,765      110,000        25,000         22,927
Jay S. Maltby ................................       1996      240,000       85,000        50,000         15,854(6)
 President and Chief Operating Officer               1995      180,000       50,000       --               1,970(6)
                                                     1994      --           --            --               --
Thomas A. Valdes .............................       1996      175,000       65,000        37,500          --
 Executive Vice President                            1995       37,019      --            --               --
                                                     1994      --           --            --               --
Joseph A. Loveland, Jr.(8) ...................       1996      168,342       23,000       --              13,884
 Vice President, General Counsel and Secretary       1995      165,987       23,000       --              13,656
                                                     1994      109,231       15,000        20,000         10,874

------------------------
(1) No other annual compensation, such as perquisites, is shown because no named executive officers received perquisites with a total value which exceeded the lesser of $50,000 or 10% of his salary and bonus or any other "other annual compensation" required to be disclosed as such.

(2) Amounts awarded under the Company's discretionary bonus arrangement.

(3) See table regarding stock options for information regarding the value of such options.

(4) Represents amounts awarded under the Company's defined contribution pension plan.

(5) Includes $32,372 which represents an amount equal to the dollar value of life insurance premiums on Mr. Pincourt s life insurance policy paid by the Company.

(6) Includes $1,970 in 1996 and 1995 which represents an amount equal to the dollar value of life insurance premiums on Mr. Maltby's life insurance policy paid by the Company.

(7) Resigned as of December 11, 1996 for health reasons.

(8) Mr. Loveland, who was an executive officer of the Company as of September 30, 1996, is no longer employed by the Company or any of its subsidiaries.

EMPLOYMENT AGREEMENTS

    In August 1992, the Company entered into an employment agreement with Mr. Pincourt having an initial term ending in August 1997 which is renewable thereafter for successive one-year periods, unless earlier terminated. Under this agreement, Mr. Pincourt is entitled to a base salary of $230,000, subject to increases at the discretion of the Board of Directors, and is entitled to participate in all Company compensation arrangements or plans, including the Company's discretionary bonus arrangement, employee stock option and pension plan.

    In January 1995, the Company entered into an employment agreement with Mr. Maltby for a period of three years. Under this agreement, as amended, Mr. Maltby receives a base salary of

$240,000, subject to increases at the discretion of the Board of Directors, and is entitled to participate in all Company compensation arrangements and plans, including the Company's discretionary bonus arrangement, the Option Plan and the pension plan. Mr. Maltby is also entitled to receive options to purchase 10,000 shares of Common Stock per year. In the event of termination of employment by the Company for other than death, disability or cause, Mr. Maltby is entitled to a sum equal to his base salary for the balance of the employment period or $480,000, whichever is greater.

                       OPTION GRANTS IN LAST FISCAL YEAR

    The following table provides information regarding stock options granted to certain of the five named executive officers during fiscal 1996. In addition, the table shows the hypothetical gains or "option spreads" that would exist for the respective options. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term.

                                                                                                  POTENTIAL REALIZABLE
                                                                                                    VALUE AT ASSUMED
                                                                                                    ANNUAL RATES OF
                                                                                                      STOCK PRICE
                                          SECURITIES     PERCENT OF                                 APPRECIATION FOR
                                             UNDER      TOTAL OPTIONS                               OPTION TERM (2)
                                            OPTIONS      GRANTED TO      EXERCISE                         ($)
                                          GRANTED (1)   EMPLOYEES IN       PRICE     EXPIRATION   --------------------
NAME                                           #         FISCAL YEAR        ($)         DATE         5%         10%
----------------------------------------  -----------  ---------------  -----------  -----------  ---------  ---------
Jay S. Maltby...........................      50,000             57%         8.125         2006     255,250    647,245
Thomas A. Valdes........................      37,500             43%         8.125         2006     191,438    485,438

------------------------
(1) These options were granted on February 15, 1996 and become exercisable as to 20% of such options per annum commencing January 3, 1996, with respect to those granted to Mr. Maltby, and July 10, 1996, with respect to Mr. Valdes.

(2) These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises will depend on the actual stock price on date of exercise.

               AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

    No options were exercised in fiscal year 1996 by any of the five named executive officers. The following table sets forth information with respect to the five named executive officers concerning the unexercised options held on September 30, 1996.

                                                                NO. OF SHARES COVERED BY   VALUE OF IN-THE-MONEY
                                                                   OUTSTANDING STOCK         OUTSTANDING STOCK
                                                                      OPTIONS (1)               OPTIONS (2)
                                                                          (#)                       ($)
                                                                ------------------------  ------------------------
                                                                                 NOT                       NOT
NAME                                                            EXERCISABLE  EXERCISABLE  EXERCISABLE  EXERCISABLE
--------------------------------------------------------------  -----------  -----------  -----------  -----------
A. Kenneth Pincourt, Jr.......................................      60,000       --           --           --
Arnold R. Beinstein...........................................      42,500        8,750       59,063       29,531
Jay S. Maltby.................................................      10,000       40,000       12,500       50,000
Thomas A. Valdes..............................................       7,500       30,000        9,375       37,500
Joseph A. Loveland, Jr........................................      26,500        6,500       21,938       21,938

------------------------
(1) These options have exercise prices ranging from $6 to $12.25 and are exercisable during the period from 1996 to 2006.

(2) Amounts reflect gains on outstanding options based on September 30, 1996 stock prices less the exercise price of the options.

               REPORT OF COMPENSATION AND STOCK OPTION COMMITTEE

COMPENSATION PHILOSOPHY

    The Compensation and Stock Option Committee's philosophy for fiscal 1996 was to provide competitive levels of compensation, integrate management's pay with the achievement of the Company's annual and long-term performance goals, reward above average corporate performance, recognize individual initiative and achievement, and assist the Company in attracting and retaining qualified management. Management compensation was intended to be set at levels that the Committee believes is consistent with others in the Company's industry (alcohol beverage and bottling), with senior management's compensation packages being weighted toward programs contingent upon the Company's level of performance. However, because of the limited number of companies that can be compared to the Company in terms of product mix, net sales, net income, and similar items, a significant amount of subjectivity was involved in the Committee's decisions.

BASE SALARIES

    Base salaries for new management employees are determined initially by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for management talent, including a comparison of base salaries for comparable positions at comparable companies within the alcoholic beverage industry. Annual salary adjustments are determined by evaluating the competitive marketplace, the performance of the Company, the performance of the executive, and any increased responsibilities assumed by the executive. The Committee believes the base salaries of executive officers are below those of similar companies in the alcoholic beverage industry.

BONUS ARRANGEMENT

    To encourage and reward outstanding corporate and individual performance, the Company has adopted a discretionary bonus arrangement for its executive officers, based on the Company's operating results and the achievement of certain defined major business objectives. Bonuses are paid on an annual basis based on the results during the past fiscal year. The Company anticipates that it will continue to maintain a discretionary bonus arrangement for its executive officers during the current year and thereafter.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

    Under Mr. Pincourt's employment agreement, Mr. Pincourt is entitled to a base salary of $230,000 subject to increases at the discretion of the Board of Directors. Since 1992, the Compensation and Stock Option Committee has granted increases in base compensation to Mr. Pincourt based primarily upon many factors, including without limitation: (i) the Company's financial performance, including but not limited to the Company's gross sales, gross profit and net earnings; (ii) Mr. Pincourt's level of leadership and responsibility for the management, operation and growth of the Company, including his continued ability to secure sources of financing from time to time when necessary for operations and to locate, negotiate and consummate growth-oriented acquisitions of other companies; (iii) the necessity, due to Mr. Pincourt's long-standing relationship with the Company since inception, to continue to retain his employment with the Company; and (iv) the Company's compensation philosophy for management generally. Based upon these considerations, Mr. Pincourt's annual compensation for fiscal 1996 was set at $314,734. In addition, under his employment agreement, Mr. Pincourt is eligible to participate in the Company's discretionary bonus arrangement. Based upon the factors described above, Mr. Pincourt's 1996 bonus was increased to $110,000. The amount and timing of increases to Mr. Pincourt's annual base salary and bonus were determined in accordance with the principles discussed in this paragraph and were based upon a subjective evaluation by the Compensation and Stock Option
Committee of the leadership Mr. Pincourt has demonstrated during the past 12 months.

EMPLOYEE STOCK OPTION PLAN

    The Board of Directors endorses the position that equity ownership by management is beneficial in aligning management's and stockholders' interests in the enhancement of stockholder value. The Company adopted its 1992 Employee Stock Option Plan on August 11, 1992 and amended it on May 8, 1995 (the "Option Plan"). The Option Plan authorizes the grant of options to key employees (including officers and directors) and consultants and independent contractors of the Company or any subsidiary corporations. Options granted under the Option Plan may be either incentive or non-statutory stock options. A total of 1,400,000 shares of Common Stock have been reserved for issuance under the Option Plan.

    The Option Plan is administered by the Compensation and Stock Option Committee. This committee has full authority to determine the eligible individuals who are to receive option grants, the number of shares to be covered by each such option, the time or times at which an option is to be exercisable, the maximum term for which the option is to be outstanding, and whether or not the option granted is to be an incentive stock option. The Compensation and Stock Option Committee also has the authority to grant stock appreciation rights entitling the grantee to surrender an unexercised option in exchange for a cash distribution from the Company equal to the difference between the fair market value of the shares represented by such option and the option price payable for such shares. With respect to specific grants of options, the Option Plan will be administered by a disinterested administrator or administrators and no Board member may serve on the Compensation and Stock Option Committee if he has been granted options or stock appreciation rights pursuant to the Option Plan during the previous year. In light of recent amendments to Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, the Company is currently considering whether to amend the Option Plan to delete requirements regarding disinterested administration and prohibitions on director participation, among other changes. During fiscal 1996 the Committee awarded stock options covering 87,500 shares of the Company's Common Stock to two key employees of the Company.

PENSION PLAN

    The Company has also adopted a defined contribution pension plan (the "Pension Plan") which went into effect January 1, 1983, and which is subject to the provisions of the Employee Retirement Income Security Act of 1974. With certain exceptions, all employees age 21 and over become eligible to participate in the Pension Plan after one year of service with the Company. The Company contributes 6.0% of total wages, plus 5.5% of wages in excess of the Social Security wage base, into a trust fund account for the benefit of participants.

W. GREGORY ROBERTSON
LEONARD G. ROGERS

                   PERFORMANCE OF THE COMPANY'S COMMON STOCK

    The following performance graph compares the performance of the Company's Common Stock during the period beginning with its initial public trading on October 13, 1992, and for each month ending September 30, 1996, to the Center for Research in Security Prices of the University of Chicago Graduate School of Business ("CRSP") index for the NASDAQ Stock Market (United States companies) and a peer group CRSP index consisting of 29 NASDAQ stocks of beverage companies, including alcoholic beverages, having SIC codes 2080-2089 for the same period. The graph assumes a $100 investment in the Company's Common Stock and in each of the indexes at the beginning of the period and a reinvestment of dividends paid on such investments throughout the period. The index level for all shares was set to $100 at October 13, 1992.

                            VALUE OF $100 INVESTMENT
             ASSUMING REINVESTMENT OF DIVIDENDS AT OCTOBER 13, 1992
      AND AT EACH SUBSEQUENT MONTH DURING FISCAL 1993, 1994, 1995 AND 1996
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                                                             TODHUNTER
                                                                                                          INTERNATIONAL, INC.
9/30/91
10/31/91
11/29/91
12/31/91
1/31/92
2/28/92
3/31/92
4/30/92
5/29/92
6/30/92
7/31/92
8/31/92
9/30/92
10/13/92                                                                                                                100.0
10/30/92                                                                                                                102.0
11/30/92                                                                                                                124.5
12/31/92                                                                                                                142.9
1/29/93                                                                                                                 142.9
2/26/93                                                                                                                 151.0
3/31/93                                                                                                                 198.0
4/30/93                                                                                                                 181.6
5/28/93                                                                                                                 193.9
6/30/93                                                                                                                 181.6
7/30/93                                                                                                                 185.7
8/31/93                                                                                                                 191.8
9/30/93                                                                                                                 191.8
10/29/93                                                                                                                204.1
11/30/93                                                                                                                232.7
12/31/93                                                                                                                228.6
1/31/94                                                                                                                 244.9
2/28/94                                                                                                                 249.0
3/31/94                                                                                                                 220.4
4/29/94                                                                                                                 238.8
5/31/94                                                                                                                 249.0
6/30/94                                                                                                                 234.7
7/29/94                                                                                                                 253.1
8/31/94                                                                                                                 265.3
9/30/94                                                                                                                 257.1
10/31/94                                                                                                                249.0
11/30/94                                                                                                                249.0
12/30/94                                                                                                                253.1
1/31/95                                                                                                                 236.7
2/28/95                                                                                                                 202.0
3/31/95                                                                                                                 224.5
4/28/95                                                                                                                 193.9
5/31/95                                                                                                                 161.2
6/30/95                                                                                                                 151.0
7/31/95                                                                                                                 155.1
8/31/95                                                                                                                 142.9
9/29/95                                                                                                                 118.4
10/31/95                                                                                                                114.3
11/30/95                                                                                                                122.4
12/29/95                                                                                                                126.5
1/31/96                                                                                                                 126.5
2/29/96                                                                                                                 133.7
3/29/96                                                                                                                 130.6
4/30/96                                                                                                                 144.9
5/31/96                                                                                                                 159.2
6/28/96                                                                                                                 142.9
7/31/96                                                                                                                 155.1
8/30/96                                                                                                                 150.0
9/30/96                                                                                                                 153.1
Notes:
A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
D. The index level for all series was set to 100.0 on 10/13/92.

                                                                                                       NASDAQ STOCK MARKET
                                                                                                             (US Companies)
9/30/91                                                                                                                90.2
10/31/91                                                                                                               93.2
11/29/91                                                                                                               90.1
12/31/91                                                                                                              101.1
1/31/92                                                                                                               107.0
2/28/92                                                                                                               109.4
3/31/92                                                                                                               104.3
4/30/92                                                                                                                99.8
5/29/92                                                                                                               101.1
6/30/92                                                                                                                97.1
7/31/92                                                                                                               100.6
8/31/92                                                                                                                97.5
9/30/92                                                                                                               101.1
10/13/92                                                                                                              100.0
10/30/92                                                                                                              105.1
11/30/92                                                                                                              113.5
12/31/92                                                                                                              117.7
1/29/93                                                                                                               121.0
2/26/93                                                                                                               116.5
3/31/93                                                                                                               119.9
4/30/93                                                                                                               114.7
5/28/93                                                                                                               121.6
6/30/93                                                                                                               122.2
7/30/93                                                                                                               122.3
8/31/93                                                                                                               128.6
9/30/93                                                                                                               132.5
10/29/93                                                                                                              135.4
11/30/93                                                                                                              131.4
12/31/93                                                                                                              135.1
1/31/94                                                                                                               139.2
2/28/94                                                                                                               137.9
3/31/94                                                                                                               129.4
4/29/94                                                                                                               127.7
5/31/94                                                                                                               128.0
6/30/94                                                                                                               123.3
7/29/94                                                                                                               125.9
8/31/94                                                                                                               133.9
9/30/94                                                                                                               133.5
10/31/94                                                                                                              136.2
11/30/94                                                                                                              131.6
12/30/94                                                                                                              132.0
1/31/95                                                                                                               132.8
2/28/95                                                                                                               139.8
3/31/95                                                                                                               143.9
4/28/95                                                                                                               148.4
5/31/95                                                                                                               152.3
6/30/95                                                                                                               164.6
7/31/95                                                                                                               176.7
8/31/95                                                                                                               180.3
9/29/95                                                                                                               184.4
10/31/95                                                                                                              183.4
11/30/95                                                                                                              187.7
12/29/95                                                                                                              186.7
1/31/96                                                                                                               187.6
2/29/96                                                                                                               194.8
3/29/96                                                                                                               195.4
4/30/96                                                                                                               211.6
5/31/96                                                                                                               221.3
6/28/96                                                                                                               211.4
7/31/96                                                                                                               192.5
8/30/96                                                                                                               203.3
9/30/96                                                                                                               218.9
Notes:
A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
D. The index level for all series was set to 100.0 on 10/13/92.

                                                                                                       NASDAQ STOCKS (SIC 2080-2089
                                                                                                             US Companies) Beverages
9/30/91                                                                                                                         99.2
10/31/91                                                                                                                       100.1
11/29/91                                                                                                                        99.9
12/31/91                                                                                                                       111.1
1/31/92                                                                                                                        112.1
2/28/92                                                                                                                        110.8
3/31/92                                                                                                                        105.8
4/30/92                                                                                                                        104.1
5/29/92                                                                                                                        107.5
6/30/92                                                                                                                        104.4
7/31/92                                                                                                                        105.4
8/31/92                                                                                                                        104.9
9/30/92                                                                                                                         99.9
10/13/92                                                                                                                       100.0
10/30/92                                                                                                                       104.2
11/30/92                                                                                                                       106.2
12/31/92                                                                                                                       101.1
1/29/93                                                                                                                        106.0
2/26/93                                                                                                                        102.5
3/31/93                                                                                                                        105.5
4/30/93                                                                                                                        103.6
5/28/93                                                                                                                        106.1
6/30/93                                                                                                                        106.9
7/30/93                                                                                                                        110.6
8/31/93                                                                                                                        114.4
9/30/93                                                                                                                        123.0
10/29/93                                                                                                                       125.3
11/30/93                                                                                                                       123.0
12/31/93                                                                                                                       126.7
1/31/94                                                                                                                        121.1
2/28/94                                                                                                                        126.9
3/31/94                                                                                                                        120.6
4/29/94                                                                                                                        119.6
5/31/94                                                                                                                        120.5
6/30/94                                                                                                                        120.7
7/29/94                                                                                                                        126.6
8/31/94                                                                                                                        130.4
9/30/94                                                                                                                        129.0
10/31/94                                                                                                                       125.0
11/30/94                                                                                                                       121.8
12/30/94                                                                                                                       125.4
1/31/95                                                                                                                        122.5
2/28/95                                                                                                                        122.9
3/31/95                                                                                                                        128.5
4/28/95                                                                                                                        130.3
5/31/95                                                                                                                        133.0
6/30/95                                                                                                                        133.2
7/31/95                                                                                                                        135.5
8/31/95                                                                                                                        141.2
9/29/95                                                                                                                        145.6
10/31/95                                                                                                                       141.8
11/30/95                                                                                                                       133.5
12/29/95                                                                                                                       129.7
1/31/96                                                                                                                        137.7
2/29/96                                                                                                                        128.3
3/29/96                                                                                                                        127.2
4/30/96                                                                                                                        121.5
5/31/96                                                                                                                        120.7
6/28/96                                                                                                                        118.1
7/31/96                                                                                                                        108.7
8/30/96                                                                                                                        111.8
9/30/96                                                                                                                        113.7
Notes:
A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
D. The index level for all series was set to 100.0 on 10/13/92.

                             SHAREHOLDER PROPOSALS

    Shareholders who intend to submit proposals to the Company's shareholders at the 1998 Annual Meeting of Shareholders must submit such proposals to the Company no later than December 31, 1997, in order to be considered for inclusion in the Proxy Statement and Proxy to be distributed by the Board of Directors in connection with that meeting. Shareholder proposals should be submitted to Troy Edwards, Secretary, Todhunter International, Inc., 222 Lakeview Avenue Suite 1500, West Palm Beach, Florida 33401.

                                 OTHER MATTERS

    The Board has no knowledge of any other matters which may come before the meeting and does not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournment thereof, the persons soliciting the proxies will have the discretion to vote on such matters as they see fit.

    If you do not plan to attend the meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the meeting, at your request, the Company will cancel any proxy executed by you.

    The Board of Directors has selected McGladrey & Pullen, LLP, the Company's independent accountants for fiscal 1996, to serve as the Company's independent accountants for fiscal 1997. Representatives of McGladrey & Pullen, LLP will be present at the 1997 Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

                             FINANCIAL INFORMATION

    Detailed financial information of the Company and its subsidiaries for the fiscal year ended September 30, 1996 is included in the Company's 1996 Annual Report to Stockholders, a copy of which is enclosed herewith.

                             REPORT TO STOCKHOLDERS

    THE COMPANY WILL FURNISH A COPY OF THE COMPANY'S 1996 ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, WITHOUT CHARGE, TO ANY STOCKHOLDER WHO SUBMITS A WRITTEN REQUEST TO THE COMPANY FOR SUCH ANNUAL REPORT. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO TROY EDWARDS, SECRETARY OF THE COMPANY, AT THE ADDRESS OF THE COMPANY STATED HEREIN.

                                          By Order of the Board of Directors

                                          TROY EDWARDS
                                          SECRETARY

March 26, 1997

                           TODHUNTER INTERNATIONAL, INC.

             ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 13, 1997

        The undersigned, a stockholder of Todhunter International, Inc., a Delaware corporation (the
P
    "Company"), hereby appoints A. Kenneth Pincourt, Jr. and Jay S. Maltby, or either of them, attorneys and proxies of the undersigned, with full power of substitution, to vote and act for the undersigned at R the Annual Meeting of Stockholders of the Company to be held at The Breakers, One South County Road, Palm Beach, Florida on Tuesday, May 13, 1997 at 11:00 a.m. local time and at any adjournments O thereof, in respect of all shares of the Common Stock of the Company registered in the name of the undersigned as fully as the undersigned could vote and act if personally present, on the following X matters:

        This proxy, when properly executed, will be voted as directed herein by the undersigned. However, Y if no direction is given, this proxy will be voted FOR Proposal 1 and, with respect to any other matter properly brought before the meeting or any adjournments thereof, in accordance with the determination of the proxies named herein.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                         TODHUNTER INTERNATIONAL, INC.

(1) ELECTION OF DIRECTORS, NOMINEES: -- To elect Leonard G. Rogers and A.
    Kenneth Pincourt,
    Jr. as Class II Directors to hold office for a term of three (3) years  (2)  IN  THEIR DISCRETION,  on any  other matters
    and until their successors have been elected and qualified.             that may properly come before the meeting or  any
                                                                            adjournments thereof.
    VOTE FOR         VOTE WITHHELD     To  withhold authority  to vote for  DATE: 1997
  all nominees          for all        any individual nominee, print  that  (L.S.)
  listed above          nominees       nominee's  name on  the line below.  (L.S.)
except as marked      listed above     ----------------------------------   Signature(s)
to the contrary.      as a group.                                           Please date this proxy and sign your name exactly
       / /                / /                                               as your name appears herein. If the stock is held
                                                                            jointly, all owners  must sign.  When signing  as
                                                                            attorney,   executor,   administrator,   trustee,
                                                                            guardian or in  another representative  capacity,
                                                                            please give full title.

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